UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported):	May 18, 2005

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On May 18, 2005, the shareholders of Taubman Centers, Inc. (the “Company”), approved the adoption of The Taubman Company 2005 Long-Term Incentive Plan (the “LTIP”). The LTIP allows the Company to make grants of restricted stock units (“RSU”) to employees of the Company and its affiliates, and an aggregate of 1,500,000 shares of the Company’s common stock are available for issuance under the LTIP. Each RSU will represent the right to receive upon vesting one share of the Company’s common stock plus a cash payment equal to the aggregate cash dividends that would have been paid on such share of common stock from the date of grant of the award to the vesting date. A copy of the LTIP was filed as Appendix A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2005 (the “2005 Proxy Statement”) and is incorporated herein by reference. A copy of the form of grant agreement to be used by the Company in making grants under the LTIP is filed as Exhibit 10.2 to this report.

        Also on May 18, 2005 the Company’s shareholders approved the adoption of the Taubman Centers, Inc. Non-Employee Directors’ Stock Grant Plan (the “SGP”). The SGP provides for the annual grant to each non-employee director of the Company shares of the Company’s common stock having a fair market value of $15,000. A copy of the SGP was filed as Appendix B to the 2005 Proxy Statement and is incorporated herein by reference.

        Also on May 18, 2005, the Board of Directors of the Company approved the adoption of the Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan (the “DCP”). The DCP allows each non-employee director of the Company the right to defer the receipt of all or a portion of his or her annual director retainer until the termination of his or her service on the Company’s Board of Directors and for such deferred compensation to be denominated in restricted stock units, representing the right to receive shares of the Company’s common stock at the end of the deferral period. During the deferral period, when the Company pays cash dividends on its common stock, the directors’ deferral accounts will be credited with additional restricted stock units based on the then-fair market value of the Company’s common stock. A copy of the DCP is filed as Exhibit 10.4 to this report and is incorporated herein by reference. A copy of the deferral election form to be used by directors to participate in the DCP is filed as Exhibit 10.5 to this report.

Item 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On May 18, 2005, the Board of Directors of the Company approved the adoption of an amendment to the Company’s Restated By-Laws to allow the Board of Directors to provide by resolution that some or all of any or all classes or series of the Company’s shares may be uncertificated shares. The Company’s Restated By-Laws previously did not allow for uncertificated shares. A copy of the amendment to the Company’s Restated By-Laws is filed as Exhibit 3.1 to this report.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

        The following Exhibits are filed with this report:

Exhibit Number	Description

3.1 10.1 10.2 10.3 10.4 10.5	Amendment to Restated By-Laws, dated May 18, 2005

The Taubman Company 2005 Long-Term Incentive Plan, incorporated by reference to Appendix A to the 2005
Proxy Statement

Form of The Taubman Company Restricted Stock Unit Award Agreement

Taubman Centers, Inc. Non-Employee Directors’ Stock Grant Plan, incorporated by reference to Appendix B to the 2005 Proxy Statement

Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan

Form of Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan Deferral Election Form

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2005	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Executive Vice President and
Chief Financial and
Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1 10.1 10.2 10.3 10.4 10.5	Amendment to Restated By-Laws, dated May 18, 2005

The Taubman Company 2005 Long-Term Incentive Plan, incorporated by reference to Appendix A to the 2005
Proxy Statement

Form of The Taubman Company Restricted Stock Unit Award Agreement

Taubman Centers, Inc. Non-Employee Directors’ Stock Grant Plan, incorporated by reference to Appendix B to the 2005 Proxy Statement

Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan

Form of Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan Deferral Election Form